ADVISORS DISCIPLINED TRUST 1770

                          SUPPLEMENT TO THE PROSPECTUS

     Spectra Energy Corporation (NYSE: SE) has been acquired by Enbridge Inc. (NYSE: ENB) in a stock acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Bahl & Gaynor Income Growth Portfolio, Series 2017-1Q now includes shares of Enbridge Inc. and will no longer include shares of Spectra Energy Corporation.

     Supplement Dated:  February 28, 2017















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